Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AE

THIRTY-THIRD AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Thirty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, the parties entered into that certain Letter of Authorization entitled "User Defined Parameter Functionality - Proof of Concept" effective as of August 1, 2012 (CSG document no. 2313707) (the LOA"); and

Whereas, as a result of the Proof of Concept ("POC"), Customer advised CSG of its intent to continue to use the User Defined ("UD") Parameter Functionality of the Complex Composite Services in Customer's production environment as an Additional Service; and

Whereas, pursuant to the LOA, following completion of the POC period on or about August 31, 2012, and upon implementation of the UD Parameter Functionality into Customer's production environment, Customer will be subject to Complex Composite Services fees for each Complex Composite Service on which UD Parameter Functionality exists; and

Whereas, pursuant to the LOA, the parties agree to amend the Agreement as provided herein,

Now, therefore, CSG and Customer agree to the following upon the Effective Date:

1.    Customer desires to receive and CSG hereby agrees to provide Complex Composite Services that will allow Customer the use of UD Parameter Functionality services.

2.    Therefore, Schedule C, "Recurring Services," of the Agreement is hereby amended by adding Complex Composite Services as follows:

(a)  Schedule C, “Recurring Services” is amended to add the following to the list of Recurring Services:

Complex Composite Services

(b) Additionally, Schedule C, "Recurring Services," of the Agreement is further amended by adding Complex Composite Service to "Recurring Services Description" as follows:

Complex Composite Services.  Complex Composite Services shall mean a primary service that is stored on CSG's provisioning database ("PDB").  A primary service shall mean a parent service that may or may not have children services.  For clarification purposes, examples of parent services will include a wireless telephone number, a wireless handset, and a wireless device (e.g., an air card).  Directory

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

listing, call features, call forward numbers are children services of a parent service and are not considered a Complex Composite Service.  While residential voice telephone numbers and commercial service telephone numbers are considered Complex Composite Services which are also stored in CSG's provisional database ("PDB), they are covered under separate pricing agreements and will not be counted towards the capacity for any other Complex composite Services hereunder.

3.  As a result, Schedule F, “Fees,” Section entitled “CSG Services,” Section I. entitled “Processing,” shall be amended to add a new subsection L. entitled “Complex Composite Services,” as follows:

L.  Complex Composite Services

Description of Item/Unit of Measure	Frequency	Fee
Complex Composite Services
1.Complex Composite Services (per ******* ********* *******) (Note 1) (Note 2)	*******	$******

Note 1: Complex Composite Service shall mean a primary service that is stored on CSG’s Provisioning Data Base (“PDB”).  A primary service shall mean a parent service (e.g. Console) that may or may not have children services.

Note 2: Complex Composite Service fees specified above are in addition to all other contractually required fees.

As a point of clarification, in the ***** ***** of invoicing following completion of the implementation of the Complex Composite Service of the Commercial Business Conferencing Service., described in that certain Statement of Work between CSG and Customer more particularly identified as CSG document no. 2500072, and continuing thereafter, CSG shall invoice and Customer shall pay the ******* Complex Composite Services at the rate specified above.

4.  As a further result, the CDR ******* Software Maintenance hours shall be increased by *** (**) ***** per *****, making a cumulative total of ********** (**) CDR ******* Software Maintenance *****.  Therefore, the “Software Maintenance” line item of the table in Section 5, entitled “Call Data Records (CDR) Repository” of the Second Amendment (CSG document no. 2300066) shall be deleted in its entirety and replaced as follows:

Service	Frequency	Fee
Software Maintenance – Post production support (Note 2)	*******	$******** (**********) ***** at $****** per ******, per ****)

Note 2: In the ***** ***** of invoicing following completion of the implementation of the Complex Composite Service of the Commercial Business Conferencing Service., described in that certain Statement of Work between CSG and Customer more particularly identified as CSG document no. 2500072, and continuing thereafter, CSG shall invoice and Customer shall pay the ******* Software Maintenance Fees at the rate of ********** (**) ***** *******.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Michael J. Henderson
Title: VP Billings	Title: EVP Sales & Marketing
Name: Joseph P. Murray	Name: Michael J. Henderson
Date: 10/30/12	Date: 10/30/12